o112 SAI
                        SUPPLEMENT DATED DECEMBER 8, 1997
                               TO THE STATEMENT OF
                            ADDITIONAL INFORMATION OF
                    FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
                              DATED AUGUST 1, 1997

The Statement of Additional Information is amended as follows:

1. The first paragraph under "How Do I Buy, Sell and Exchange Shares? -Additional Information on Selling Shares" is replaced with the following paragraph:

 SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

2. The table of principal shareholders on page 20 under "Miscellaneous Information" is deleted in its entirety and the following sentence is added at the end of the first paragraph on page 21:

 To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.